As filed with the Securities and Exchange Commission on September 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07959
Advisors Series Trust
(Exact name of registrant as specified in charter)
615 East Michigan St.
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)
Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741

(Name and address of agent for service)
(414) 765-5340

Registrant’s telephone number, including area code
Date of fiscal year end: December 31, 2005
Date of reporting period: June 30, 2005

Item 1. Report to Stockholders
Capital Advisors
GROWTH FUND
Semi-Annual Report
June 30, 2005

CAPITAL ADVISORS GROWTH FUND
July 25, 2005
Dear Shareholder,
Your Fund enjoyed a productive second quarter, posting a gain of 4.31% for the period. By comparison, the Russell 1000 Growth Index and the S&P 500 increased 2.46% and 1.37% respectively over the same time period. The Fund’s successful second quarter did not completely offset a weak start to the year, leaving the Fund down -3.97% on a year-to-date basis through June 30, 2005. In comparison the Russell 1000 Growth Index declined -1.72% during the year’s first half, while the S&P 500 dropped -0.81% over the same time period.
Despite the Fund’s slow start in 2005 we remain encouraged by its recovery from the bear market trough in the fall of 2002. From December 31, 2002 to June 30, 2005 the Fund produced a total return of 43.84%, or 15.66% annualized. By comparison the Russell 1000 Growth Index and the S&P 500 produced annualized returns of 13.09% and 14.90% respectively over the same time period.
In order to comply with industry regulations, please be advised that: performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-205-0523, or by visiting www.capitaladv.com. As of June 30, 2005, the trailing 5-year average annualized returns for the Fund, the Russell 1000 Growth Index and the S&P 500 Index were -9.11%, -10.36%, and -2.37%, respectively. Since-inception returns for the Fund and its respective benchmark indices through June 30, 2005 are -6.83% (Fund), -8.79% (Russell 1000 Growth) and -2.24% (S&P 500).
Since the Fund did not make any taxable distributions to its shareholders between December 31, 2002 and June 30, 2005 the returns presented above are net of all taxes and fees for shareholders that owned the Fund throughout the period, and did not sell as of June 30, 2005.
To elaborate briefly on the Fund’s tax status, there is one important “silver lining” that results from the timing of the Fund’s inception date on December 31, 1999. That silver lining takes the form of a sizable tax-loss carry forward embedded in the Fund as a result of the severe bear market that persisted throughout the first three years of the Fund’s existence.
While the realized investment losses the Fund accumulated during the bear market are in its past, the resulting tax-loss carryforward can serve to benefit Fund shareholders in the future. To put this deferred tax asset into

CAPITAL ADVISORS GROWTH FUND
perspective, the Fund finished the second quarter of 2005 with $15.96 million in assets, while the tax-loss carryforward embedded in the Fund recently exceeded $10 million.
It seems reasonable to predict that the Fund might avoid taxable distributions to its shareholders for at least the next year or two, even if investment returns in the Fund are favorable over that time period. Such a dynamic would allow taxable investors in the Fund to enjoy “tax-free” returns in the event the Fund appreciates in value over the next couple of years, provided that realized gains within the Fund do not consume the entire tax loss carryforward over that time period.
Keep in mind that this discussion only applies to taxable distributions from the Fund. Taxable investors will still be responsible for any capital gains tax that results from the sale of Fund shares at a price that exceeds the investors’ original cost in the Fund shares.
The ten largest holdings in the Fund as of June 30, 2005 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
L-3 Communications	11,300	54.76	76.58	5.5
Anadarko Petroleum	10,500	61.15	82.15	5.4
Best Buy	11,200	41.87	68.55	4.8
Constellation Brands	24,400	22.33	29.50	4.5
Chicago Mercantile Exch	2,200	203.39	295.50	4.1
Apache Corp.	10,000	51.03	64.60	4.1
ConocoPhillips	11,000	54.80	57.49	4.0
American Express	11,500	50.96	53.23	3.9
Research In Motion	8,025	75.64	73.75	3.7
XM Satellite Radio	16,000	23.77	33.66	3.4
Of the 35 common stocks held by the Fund as of June 30, 2005, the 10 largest holdings represented 43.4% of total assets.
PURCHASE and SALES
A few of the larger positions added to the Fund since the year-end report include, ConocoPhillips, FedEx Corp., PepsiCo, Vintage Petroleum, and Yahoo. Notable positions eliminated from the Fund during the first half of the year were Abbott Laboratories, Alcon, CDW Corp., IBM, and Omnivision Technologies. A brief review of the Fund’s larger new positions follows:
ConocoPhillips
ConocoPhillips is one of the world’s largest integrated oil and gas companies. We believe stock market valuations throughout the oil and gas sector seem to imply a return to $40 oil in 2006 and beyond, despite the fact that oil futures prices exceed $50 all the way out to 2010. If oil averages $45

CAPITAL ADVISORS GROWTH FUND
or higher over the next few years, earnings estimates seem likely to adjust higher for stocks in the energy sector in response. If oil averages $50 or higher in coming years upside potential might still be meaningful for the stocks of several of the best positioned companies in the sector.
ConocoPhillips rounds out the energy sector weighting in the Fund by adding an integrated (i.e. upstream and downstream operations) company to the other energy stocks in the Fund — Anadarko Petroleum (upstream), Apache (upstream), Suncor (Canadian oil sands), and Vintage Petroleum (Upstream). We are particularly interested to participate in ConocoPhillips’ domestic refining operations. The primary variables that drive profitability in the refining industry — capacity utilization and light/heavy crude differentials — suggest a healthy environment for domestic refiners for the foreseeable future.
FedEx Corp.
FedEx is the world’s largest express transportation company and the second-largest provider of ground delivery services behind United Parcel Service (UPS). FedEx maintains an impressive global infrastructure in over 215 countries which includes 645 aircraft, 47,000 ground vehicles and over 52,000 drop-off locations.
We view FedEx as a primary beneficiary of globalization and Internet commerce. Growth in international trade has been running about twice the pace of U.S. GDP growth for many years now, and forecasters expect this trend can continue, if not accelerate, going forward. In addition to more obvious catalysts for globalization like the emergence of China and India as economic powers, the Internet also stimulates commerce by bringing small and medium sized businesses into the national and/or international marketplace more effectively than ever before.
A growing percentage of FedEx’s revenue is derived from logistics services beyond mere package delivery. These services might include customs brokerage, freight forwarding, order fulfillment, or return management. FedEx competitor, UPS refers to these services as “Synchronized Commerce Solutions.” With the recent emergence of developing economies like China, India and Russia onto the global economic scene many companies large and small are finding new places to sell their goods, manufacture their goods, or buy their raw materials in a more efficient manner. But it takes the services of companies like FedEx and UPS to pull it all together and make it work in a cost effective manner. We believe both FedEx and UPS are on to something big with these so-called Synchronized Commerce Solutions services, and we expect both companies can sustain double-digit growth for many years into the future.

CAPITAL ADVISORS GROWTH FUND
PepsiCo
PepsiCo is a global snack and beverage company. Revenue is derived from salty snack foods (58% of sales), carbonated and non-carbonated beverages (37%), and healthy foods/snacks (6%). PepsiCo enjoys a strong market position with 16 of its brands (including Pepsi, Frito-Lay, Gatorade, Aquafina, Quaker, and Tropicana) generating over $1 billion in worldwide revenue per annum.
We expect the majority of PepsiCo’s growth over the next 5 years can be fueled by its international operations. The company has considerable room for growth internationally as only 35% of total revenue comes from outside of the United States compared to 70% for Coca-Cola. PepsiCo committed considerable resources in recent years to build its international infrastructure, and it has strengthened its global market position through key partnerships. These initiatives are improving profitability in all of PepsiCo’s business lines — snack foods, carbonated soft drinks, and the rapidly growing non-carbonated beverage lines.
Vintage Petroleum
Vintage is an independent energy company engaged in the acquisition, exploitation and exploration of oil and gas properties and the marketing of natural gas and crude oil. The company’s estimated proved reserves at year-end 2004 were 437.2 MMBOE comprised of 297 MMbls of oil (68% of reserves) and 840 Bcf of gas (32%). Vintage complements Capital Advisors’ existing exposure to the energy sector by including a potential beneficiary of likely consolidation in the energy sector.
Many analysts, including ourselves, expect consolidation throughout the North American oil and gas industry might accelerate in the near future. The primary condition that supports consolidation in the energy sector is the availability of oil and gas reserves on the balance sheets of public companies priced below the cost to develop comparable reserves through exploratory drilling. Such an arbitrage might become more commonplace on Wall Street due to two recent trends in the energy patch — 1) persistently higher prices for oil and gas, and 2) rising finding and development costs (F&D) throughout the industry.
The net result of higher energy prices and rising F&D costs throughout the industry is an arbitrage opportunity in the value of Vintage’s existing proved reserves. At its recent stock price of $31 per share Vintage’s estimated proved reserves of 437 MMBOE is valued by the marketplace at $5.99 per barrel including debt. By comparison, industry average F&D costs have been running in the $9—$10 per barrel range in recent years, while recent acquisitions have been priced over $10 per barrel of proved reserves. We believe Vintage would fetch at least $45 per share in an acquisition, which would still represent just $8 per barrel of the company’s existing estimated

CAPITAL ADVISORS GROWTH FUND
proved reserves. We look for this value to be realized through either a rise in the market trading price of Vintage stock, or through an acquisition of the entire company.
Yahoo!
Yahoo! is one of the most trafficked Internet destinations worldwide. The company’s offerings fall into three categories: Search and Marketplace; Information and Content; and Communications and Consumer Services.
We consider Yahoo! to be one of only five major “hubs” within the Internet network (the others being Amazon.com, eBay, Google and Microsoft). The vast majority of total Internet traffic travels through these five hubs. The long-term economic value of an Internet hub such as Yahoo! is difficult to quantify with any degree of precision, but a wide range of realistic forecasts for the future scope of Internet traffic and commerce suggests Yahoo! stock might be a good buy in the mid-$30s.
Researchers have demonstrated that Internet traffic scales according to a distribution pattern known as a “power law.” Power law distributions depict the relationship between rare events of large magnitude (for example the words like “and,” “it” or “but” in the English language, which are included in almost every paragraph or conversation) and common events of limited magnitude (think of the thousands words that comprise the remainder of the English language, but are accessed only rarely). If Internet traffic links to hubs like Yahoo! according to a power law, Yahoo! stands to benefit exponentially from future growth in the medium due to trends like broadband penetration, wireless access, and increasing online advertising and commerce.
WINNERS and LOSERS
The three stocks that benefited the Fund’s performance most significantly during the first half of the year were Anadarko Petroleum, Suncor Energy, and Constellation Brands.
Anadarko and Suncor were the standout performers within a more diversified commitment to the energy sector in the Fund. Other investments in the sector include Apache Corp., ConocoPhillips and Vintage Petroleum. The Fund began building its commitment to energy stocks in March 2004. Energy has been the Fund’s single largest industry weighting throughout 2005. Although the world is not running out of oil and gas, we believe it might be running out of oil and gas that is easy to find, develop, and transport efficiently.
The other big winner during the first half of the year was Constellation Brands. Expectations for the company’s earnings growth improved throughout the first half of the year in large part due to the successful integration of a recent major acquisition — the Robert Mondavi Corporation,

CAPITAL ADVISORS GROWTH FUND
which closed in December 2004. This acquisition transformed Constellation into the world’s largest producer of wine.
We remain enthusiastic owners of Constellation for its potential to participate in a global trend toward higher per capita consumption of the various wines and spirits the company produces.
Three stocks that detracted from the Fund’s return most substantially during the first six months of the year were Biogen Idec, eBay, and Avaya.
The Fund sold its positions in Biogen Idec and Avaya following adverse developments in their respective business plans that we believe might prove to be more than temporary. Biogen Idec elected to pull one of its most promising new drugs (Tysabri) from the market in February following the death of two patients taking the compound due to suspected side effects from the drug.
Avaya suffered profit margin and market share deterioration during the first half of the year in response to poorly executed changes in the company’s go-to-market strategy for its Internet Protocol (IP) telephone equipment and services.
The Fund remains committed to its position in eBay. As highlighted above, we believe long-term investors can be greatly rewarded from ownership in the “hubs” of the Internet, which we define to include Amazon.com, eBay, Google, Microsoft and Yahoo! The Fund owns positions in each of these companies.
Investors can participate in whatever becomes of these hubs by owning shares in a basket of them. To arrive at an estimate of the long-term value of these hubs we consider two primary drivers of that value — online retail commerce and online advertising. If online retail sales can eventually capture the same market share that catalog sales represent today (approximately 11%) it would represent an 8-fold increase in the size of the market relative to today’s level.
In the case of advertising spending, if online media can capture the same market share that radio enjoys today (approximately 12%) it would produce a 6-fold expansion in the size of the market. If online advertising reaches a similar level to newspaper spending it would be a 13-fold increase in the size of the pie. And at a market share similar to television, online ad sales would increase 18-fold relative to today’s level.
OUTLOOK
We believe the influence of globalization upon various countries, industries and companies represents one of the more important considerations supporting any investment decision today. Craig Barrett, former CEO of Intel Corporation, describes the issue well when he says:

CAPITAL ADVISORS GROWTH FUND
“You don’t bring three billion people into the world economy overnight without huge consequences, especially from three societies (like China, India and Russia) with rich educational heritages”
The size of the global economy1 doubled over the last 15 years. Economic change of such magnitude is unprecedented in such a compressed time period. For instance, there are approximately 300 million people in China today that you and I would consider “middle class.” To put that figure into perspective, it is slightly higher than the entire 296 million population of the United States.
Globalization is not over-hyped, in our opinion. Our challenge is to position the Fund’s investments in front of the many promising opportunities currently emerging from globalization, while avoiding exposure to those industries that have the most to lose in the new world order.
Demographic “Big Bang”

	1990	2005
	Historical Global Economy	New Global Economy
Participating	United States, Canada,	United States, Canada,
Economies	Western Europe, Japan,	Western Europe, Japan,
	Parts of Latin America,	Parts of Latin America,
	Parts of S.E. Asia	Parts of S.E. Asia
+ China, India, Russia
Parts of Eastern Europe

Population	3.0 Billion	6.0 Billion

Workforce	1.5 Billion	3.0 Billion
Many of the changes we have made to the Fund’s portfolio over the last 18-months attempt to position the Fund to participate in four core investment opportunities over the coming 5-to-10 years — Energy, Internet Hubs, Consumer Goods companies, and providers of Transportation/Logistics services. Each of these sectors seems poised to sustain above average growth for many years in the future in large part due to the demographic and economic influences of globalization. We hope and expect that at least a few of the companies we own in these sectors can ultimately return multiples of our initial cost in the positions.
Stock market investors face a handful of material risks today, like always. One common risk we do not include on the list today, however, is valuation.

1	“Global Economy” is defined here as those nations participating in trade and commerce with one another throughout the world.

CAPITAL ADVISORS GROWTH FUND
Whether recent stock market valuation is measured relative to long-term historical averages, or in comparison to alternative variables like interest rates, inflation, or tax rates, stocks appear to offer a fair deal for investors holding them at current prices. We believe this assessment is particularly true for growth stocks following five years of relative under-performance for this sub-sector of the stocks market.
As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Richard E. Minshall	Keith C. Goddard, CFA
Chief Investment Officer	Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.	President & CEO, Capital Advisors, Inc.
Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.
Opinions expressed are those of Richard E. Minshall and Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of those 1,000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for direct investment and do not incur expenses.
Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.
Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.
The term “price-earnings ratio (”P/E“)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market. A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio. The figure is calculated by dividing a company’s stock price by its earnings per share.
The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits. It is calculated by dividing a company’s net income by its common shares outstanding.
Must be preceded or accompanied by a current prospectus. Please read it carefully before you invest.
The Fund is distributed by Quasar Distributors, LLC. 08/05

CAPITAL ADVISORS GROWTH FUND
EXPENSE EXAMPLE at June 30, 2005 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/05 – 6/30/05).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND
EXPENSE EXAMPLE at June 30, 2005 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/05	6/30/05	1/1/05 – 6/30/05 *
Actual	$1,000.00	$ 960.30	$7.29

Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND
ALLOCATION OF PORTFOLIO ASSETS — June 30, 2005 (Unaudited)

CAPITAL ADVISORS GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2005 (Unaudited)

Shares	COMMON STOCKS — 98.93%	Market Value
	Aerospace & Defense — 7.80%
11,500	Empresa Brasileira de Aeronautica SA — ADR*	$380,305
11,300	L-3 Communications Holdings, Inc.	865,354

		1,245,659

	Air Freight & Logistics — 2.94%
3,700	FedEx Corp.	299,737
2,450	United Parcel Service, Inc. — Class B	169,442

		469,179

	Beverages — 6.54%
24,400	Constellation Brands, Inc. — Class A*	719,800
6,000	PepsiCo, Inc.	323,580

		1,043,380

	Biotechnology — 3.13%
8,275	Amgen, Inc.*	500,306

	Commercial Services & Supplies — 1.13%
3,570	Stericycle, Inc.*	179,642

	Communications Equipment — 8.73%
19,000	Cisco Systems, Inc.*	363,090
13,290	QUALCOMM, Inc.	438,703
8,025	Research In Motion Ltd.*#	591,844

		1,393,637

	Computers & Peripherals — 2.23%
9,000	Dell, Inc.*	355,590

	Consumer Finance — 3.83%
11,500	American Express Co.	612,145

	Diversified Financial Services — 4.07%
2,200	Chicago Mercantile Exchange Holdings, Inc.	650,100

	Food Products — 1.29%
3,000	Wm. Wrigley Jr. Co.	206,520

	Health Care Equipment & Supplies — 2.60%
8,000	Medtronic, Inc.	414,320

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2005 (Unaudited), Continued

Shares		Market Value
	Health Care Providers & Services — 2.19%
6,700	UnitedHealth Group, Inc.	$349,338

	Information Retrieval Services — 0.92%
500	Google, Inc. — Class A*	147,075

	Internet & Catalog Retail — 2.85%
13,800	eBay, Inc.*	455,538

	Internet Software & Services — 1.85%
8,500	Yahoo! Inc.*	294,525

	IT Services — 1.98%
9,300	CheckFree Corp.*	316,758

	Media — 5.60%
11,600	Comcast Corp. — Class A*	356,120
16,000	XM Satellite Radio Holdings, Inc. — Class A*	538,560

		894,680

	Multiline Retail — 3.26%
7,650	Nordstrom, Inc.	519,971

	Oil & Gas — 18.97%
10,500	Anadarko Petroleum Corp.	862,575
10,000	Apache Corp.	646,000
11,000	ConocoPhillips	632,390
9,000	Suncor Energy, Inc.#	425,880
15,155	Vintage Petroleum, Inc.	461,773

		3,028,618

	Pharmaceuticals — 4.91%
9,340	Novartis AG — ADR	443,090
8,300	Sanofi-Aventis — ADR	340,217

		783,307

	Semiconductor & Semiconductor Equipment — 2.58%
15,800	Intel Corp.	411,748

	Software — 1.75%
11,260	Microsoft Corp.	279,698

See Notes to Financial Statements.

     CAPITAL ADVISORS GROWTH FUND
SCHEDULE OF INVESTMENTS at June 30, 2005 (Unaudited), Continued

Shares		Market Value

	Specialty Retail - 7.78%
11,200	Best Buy Co., Inc.	$767,760
12,000	Williams-Sonoma, Inc.*	474,840

		1,242,600

	Total Common Stocks (Cost $13,651,440)	15,794,334

	SHORT-TERM INVESTMENTS - 0.52%

82,620	SEI Daily Income Trust Government Fund - Class B (Cost $82,620)	82,620

	Total Investments in Securities (Cost $13,734,060) - 99.45%	15,876,954
	Other Assets in Excess of Liabilities - 0.55%	87,295

	Net Assets - 100.00%	$15,964,249

*	Non-income producing security.

#	U.S. security of a foreign issuer.

ADR – American Depository Receipt
See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2005 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $13,734,060)	$15,876,954
Receivables
Investments sold	100,104
Dividends and interest	13,184
Fund shares sold	198
Prepaid expenses	12,182
Other assets	4,322

Total assets	16,006,944

LIABILITIES
Payables
Due to advisor	4,728
Fund shares redeemed	8,314
Audit fees	7,872
Transfer agent fees	2,861
Fund accounting fees	4,051
Trustee fees	5,373
Distribution fees	3,283
Administration fees	2,626
Custody fees	2,420
Chief Compliance Officer fee	1,167

Total liabilities	42,695

NET ASSETS	$15,964,249

Net asset value, offering and redemption price per share [$15,964,249 / 1,178,067 shares outstanding; unlimited number of shares (par value $0.01) authorized]	$13.55

COMPONENTS OF NET ASSETS
Paid-in capital	$24,009,908
Undistributed net investment loss	(57,374)
Accumulated net realized loss on investments	(10,131,179)
Net unrealized appreciation on investments	2,142,894

Net assets	$15,964,249

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $3,332)	$54,695
Interest	3,078

Total Income	57,773

Expenses
Advisory fees (Note 3)	57,573
Distribution Fees (Note 4)	19,191
Administration fees (Note 3)	15,409
Transfer agent fees	12,484
Professional fees	11,403
Fund accounting fees	10,407
Trustee fees	5,611
Registration fees	4,123
Custody fees	3,966
Chief Compliance Officer fee (Note 3)	3,500
Shareholder Reporting	2,525
Miscellaneous	647

Total expenses	146,839
Less: advisory fee waiver (Note 3)	(31,692)

Net expenses	115,147

Net investment loss	(57,374)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments	(177,505)
Net change in unrealized depreciation on investments	(410,374)

Net realized and unrealized loss on investments	(587,879)

Net Decrease in Net Assets Resulting from Operations	$(645,253)

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

NET INCREASE / (DECREASE) IN ASSETS FROM:
OPERATIONS
Net investment loss	$(57,374)	$(88,845)
Net realized gain/(loss) from investments	(177,505)	400,164
Net change in unrealized appreciation/ (depreciation) on investments	(410,374)	1,511,431

Net increase/(decrease) in net assets resulting from operations	(645,253)	1,822,750

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase in net assets derived from net change in outstanding shares (a)	74,978	403,048

Total increase/(decrease) in net assets	(570,275)	2,225,798

NET ASSETS
Beginning of period	16,534,524	14,308,726

End of period (including undistributed net investment loss of $(57,374) and $0, respectively)	$15,964,249	$16,534,524

(a) A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2005		Year Ended
	(Unaudited)		December 31, 2004
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	97,537	$1,275,599	236,060	$3,012,213
Shares redeemed	(91,044)	(1,200,621)	(205,534)	(2,609,165)

Net increase	6,493	$74,978	30,526	$403,048

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2005		Year Ended December 31,
	(Unaudited)		2004	2003	2002	2001	2000

Net asset value, beginning of period	$14.11		$12.54	$9.42	$13.14	$17.30	$20.00

Income from investment operations:
Net investment loss	(0.05)		(0.08)	(0.08)	(0.09)	(0.13)	(0.16)
Net realized and unrealized gain/(loss) on investments	(0.51)		1.65	3.20	(3.63)	(4.03)	(2.54)

Total from investment operations	(0.56)		1.57	3.12	(3.72)	(4.16)	(2.70)

Net asset value, end of period	$13.55		$14.11	$12.54	$9.42	$13.14	$17.30

Total return	(3.97	%)**	12.52%	33.12%	(28.31%)	(24.05%)	(13.50%)

Ratios/supplemental data:
Net assets, end of period (thousands)	$15,964		$16,535	$14,309	$10,320	$16,006	$17,191
Ratio of expenses to average net assets:
Before expense reimbursement	1.91	%*	1.86%	2.10%	1.90%	1.82%	1.75%
After expense reimbursement	1.50	%*	1.50%	1.50%	1.50%	1.50%	1.49%
Ratio of net investment loss to average net assets:
After expense reimbursement	(0.75	%)*	(0.60%)	(0.78%)	(0.83%)	(1.08%)	(1.12%)
Portfolio turnover rate	60.65	%**	73.38%	58.95%	61.66%	58.16%	49.39%

*	Annualized.

**	Not Annualized.
See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at June 30, 2005 (Unaudited)
NOTE 1 — ORGANIZATION
     The Capital Advisors Growth Fund (the “Fund”) is a series of shares of beneficial interest of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A.	Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at June 30, 2005 (Unaudited), Continued
losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.
NOTE 3 — INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     For the six months ended June 30, 2005, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2005, the Fund incurred $57,573 in advisory fees.
     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average net assets. Any such

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at June 30, 2005 (Unaudited), Continued
reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2005, the Advisor reduced its fees and absorbed Fund expenses in the amount of $31,692; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $286,864 at June 30, 2005. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2005	$83,528
2006	118,039
2007	53,605
2008	31,692

$286,864

     U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at June 30, 2005 (Unaudited), Continued
     For the six months ended June 30, 2005, the Fund incurred $15,409 in administration fees.
     U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.
     Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.
     Certain officers of the Fund are also officers of the Administrator and the Distributor.
     For the six months ended June 30, 2005, the Fund was allocated $3,500 of the Chief Compliance Officer fee.
NOTE 4 — DISTRIBUTION COSTS
     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”. For the six months ended June 30, 2005, the Fund paid the Distribution Coordinator $19,191.
NOTE 5 — PURCHASES AND SALES OF SECURITIES
     For the six months ended June 30, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,399,834 and $9,309,863, respectively.
NOTE 6 — INCOME TAXES
     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS at June 30, 2005 (Unaudited), Continued
     As of December 31, 2004, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$14,018,496

Gross tax unrealized appreciation	$3,278,765
Gross tax unrealized depreciation	(725,497)

Net tax unrealized appreciation	$2,553,268

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated gains/losses	$(9,953,675)

Total accumulated earnings/(losses)	$(7,400,407)

     The Fund had a capital loss carryforward of $9,939,117 which expires as follows:

Year	Amount
2008	$(16,272)
2009	(2,986,224)
2010	(6,640,280)
2011	(296,341)

$(9,939,117)

     There were no distributions paid during the six months ended June 30, 2005 and the year ended December 31, 2004.

CAPITAL ADVISORS GROWTH FUND
NOTICE TO SHAREHOLDERS at June 30, 2005 (Unaudited)
How to Obtain a Copy of the Fund’s Proxy Voting Policies
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.
How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2005
     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.
Quarterly Filings on Form N-Q
     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

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Advisor
Capital Advisors, Inc.
320 Boston Street
Tulsa, Oklahoma 74103
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523
Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	Not applicable.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisors Series Trust

By (Signature and Title)	/s/ Eric M. Banhazl

Eric M. Banhazl, President

Date	9/6/2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric M. Banhazl

Eric M. Banhazl, President

Date	9/6/2005

By (Signature and Title)*	/s/ Douglas G. Hess

Douglas G. Hess, Treasurer

Date	9/6/2005

* Print the name and title of each signing officer under his or her signature.